UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 12, 2023

Gen Digital Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-17781 (Commission File Number)			77-0181864 (I.R.S. Employer Identification Number)
60 E. Rio Salado Parkway,		Suite 1000,
	Tempe,	Arizona	85281
(Address of principal executive offices and zip code)
	(650)	527-8000
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol	Name of each exchange on which registered
Common Stock,	par value $0.01 per share	GEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) was held on September 12, 2023. Set forth below are the matters the stockholders voted on at the Annual Meeting and the final voting results.

Proposal 1: Election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Sue Barsamian	530,509,413	16,629,916	443,965	30,051,112
Pavel Baudis	544,670,073	2,478,198	435,023	30,051,112
Eric K. Brandt	496,571,678	50,549,343	462,273	30,051,112
Frank E. Dangeard	513,185,195	33,937,511	460,588	30,051,112
Nora M. Denzel	538,046,368	9,086,698	450,228	30,051,112
Peter A. Feld	520,289,674	26,843,229	450,391	30,051,112
Emily Heath	544,577,371	2,558,079	447,844	30,051,112
Vincent Pilette	545,407,221	1,740,798	435,275	30,051,112
Sherrese M. Smith	541,299,609	5,838,615	445,070	30,051,112
Ondrej Vlcek	541,045,242	6,100,480	437,572	30,051,112

Each of the ten nominees was elected to the Company’s Board of Directors (the “Board”), each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected or until his or her earlier resignation or removal.

Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year:

Votes For	Votes Against	Abstentions	Broker Non-Votes
546,317,518	30,962,711	354,177	—

The appointment was ratified.

Proposal 3: Advisory vote to approve the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non- Votes
502,017,650	44,827,675	737,969	30,051,112

The proposal was approved.

Proposal 4: Advisory vote on the frequency of advisory votes to approve the Company’s executive compensation:

One Year	Two Years	Three Years	Abstentions	Broker Non- Votes
541,640,650	651,754	4,826,890	464,000	30,051,112

Based on the results of the vote, and consistent with the Board’s recommendation, the Board has determined to hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

Proposal 5: Stockholder proposal regarding shareholder ratification of termination pay:

Votes For	Votes Against	Abstentions	Broker Non- Votes
45,211,651	501,708,154	663,489	30,051,112

The proposal was not approved

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of September, 2023.

Gen Digital Inc.

By:	/s/ Bryan S. Ko
Bryan S. Ko
Chief Legal Officer and Corporate Secretary